Exhibit 24

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2015, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 2015.

/s/ Mogens C. Bay
Mogens C. Bay

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2015, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 2015.

/s/ Stephen G. Butler
Stephen G. Butler

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2015, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 2015.

/s/ Steven F. Goldstone
Steven F. Goldstone

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Robert G. Wise, and Colleen R. Batcheler as her Attorney-in-Fact in her name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2015, together with any and all subsequent amendments thereof, in her capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 2015.

/s/ Joie A. Gregor
Joie A. Gregor

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2015, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 2015.

/s/ Rajive Johri
Rajive Johri

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2015, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 2015.

/s/ Richard H. Lenny
Richard H. Lenny

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Robert G. Wise, and Colleen R. Batcheler as her Attorney-in-Fact in her name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2015, together with any and all subsequent amendments thereof, in her capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 2015.

/s/ Ruth Ann Marshall

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2015, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 2015.

/s/ Andrew J. Schindler
Andrew J. Schindler

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2015, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 2015.

/s/ W.G. Jurgensen
W.G. Jurgensen

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2015, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 2015.

/s/ Thomas K. Brown
Thomas K. Brown

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2015, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 2015.

/s/ Kenneth E. Stinson
Kenneth E. Stinson